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                                  EXHIBIT 10.2

                                  WARRANTY DEED

KNOW ALL MEN BY THESE PRESENTS THAT I or WE, Hilltop Industrial Park, L.L.C., a Nebraska Limited Liability Company, herein called the grantor whether one or more, in consideration of One Dollar and other valuable consideration received from grantee, do hereby grant, bargain, sell, convey and confirm unto Professional Veterinary Products Ltd., a Missouri Corporation, herein called the grantee whether one or more, the following described real property in Sarpy County, Nebraska:

         Lot 3, Hilltop Industrial Park Replat 1, a Subdivision as surveyed, platted and recorded in Sarpy County, Nebraska.


         To have and to hold the above described premises together with all tenements, hereditaments and appurtenances thereto belonging unto the grantee and to grantee's heirs and assigns forever.
         And the grantor does hereby covenant with the grantee and with grantee's heirs and assigns that grantor is lawfully of said premises; that they are free from encumbrance except covenants, easements and restrictions of record; all regular taxes and special assessments, except those levied or assessed subsequent to date hereof; that grantor has good right and lawful authority to convey the same; and that grantor warrants and will defend the title to said premises against the lawful claims of all persons whomsoever.

Dated:   September 23, 1998
                                       Hilltop Industrial Park, L.L.C.


                                   by: /s/ Rudolph R. Mudra
                                      ------------------------------
                                      Rudolph R. Mudra, President

STATE OF NEBRASKA
COUNTY OF DOUGLAS

The foregoing instrument was acknowledged before me this 23 day of September, 1998 by Rudolph R. Mudra, President of Hilltop Industrial Park, L.L.C., a Nebraska Limited Liability Company, on behalf of the corporation.

/s/ Jennifer M. Deseck
----------------------
Notary Public

Commission Expires:        June 29, 1999